             Morgan Stanley Institutional Fund Trust Value Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                Morgan
                                                                Stanle
 Saic   10/12  75,000  $15.00 $1,125,  19,000    0.03%  0.05%     y,     Bear
 Inc.    /06    ,000          000,000                           Bear,   Stearn
                                                                Stearn     s
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Citigr
                                                                 oup,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Cowen
                                                                  &
                                                                Compan
                                                                  y,
                                                                Jeffer
                                                                 ies
                                                                Quarte
                                                                rdeck,
                                                                Stifel
                                                                Nicola
                                                                  us